Investment in Associates and Joint Ventures	6 Months Ended
Apr. 30, 2021
Investments accounted for using equity method [abstract]
Investment in Associates and Joint Ventures

NOTE 7:  INVESTMENT IN ASSOCIATES AND JOINT VENTURES

INVESTMENT IN THE CHARLES SCHWAB CORPORATION

The Bank has significant influence over The Charles Schwab Corporation (“Schwab”) and the ability to participate in the financial and operating policy-making decisions of Schwab through a combination of the Bank’s ownership, board representation and the insured deposit account agreement between the Bank and Schwab (the “Schwab IDA Agreement”). As such, the Bank accounts for its investment in Schwab using the equity method. The Bank’s share of Schwab’s earnings available to common shareholders is reported with a one-month lag. The Bank takes into account changes in the subsequent period that would significantly affect the results.

As at April 30, 2021, the Bank’s reported investment in Schwab was 13.44% (October 31, 2020 – 13.51%) of the outstanding voting and non-voting common shares of Schwab with a fair value of $22 billion (US$18 billion) (October 31, 2020 – $14 billion (US$10 billion)) based on the closing price of US$70.40 (October 31, 2020 – US$41.11) on the New York Stock Exchange.

The Bank and Schwab are party to a stockholder agreement (the “Stockholder Agreement”) under which the Bank has the right to designate two members of Schwab’s Board of Directors and has representation on two Board Committees, subject to the Bank meeting certain conditions. The Bank’s designated directors currently are the Bank’s Group President and Chief Executive Officer and the Bank’s Chair of the Board. Under the Stockholder Agreement, the Bank is not permitted to own more than 9.9% voting common shares of Schwab, and the Bank is subject to customary standstill and lockup restrictions, including, subject to certain exceptions, transfer restrictions.

The condensed financial statements of Schwab, based on its consolidated financial statements converted into Canadian dollars, are included in the following tables.

Condensed Consolidated Balance Sheet
(millions of Canadian dollars)	As at
March 31 2021
Assets
Receivables from brokerage clients, net	$91,831
Available for sale securities	420,377
Other assets	180,365
Total assets	$692,573
Liabilities
Bank deposits	$454,660
Payables to brokerage clients	124,561
Other liabilities	45,019

Total liabilities	624,240

Stockholders’ equity[1]	68,333
Total liabilities and stockholders’ equity	$692,573

[1]

The difference between the carrying value of the Bank’s investment in Schwab and the Bank’s share of Schwab’s stockholders’ equity is comprised of goodwill, other intangibles, and cumulative translation adjustment.

Condensed Consolidated Statement of Income
(millions of Canadian dollars, except as noted)	For the three months ended	For the six months ended
	March 31, 2021	March 31, 2021
Net Revenues
Net interest revenue	$2,420	$4,777
Asset management and administration fees	1,287	2,573

Trading revenue and other	2,265	4,063

Total net revenues	5,972	11,413
Expenses Excluding Interest
Compensation and benefits	1,811	3,633

Other	1,678	3,375

Total expenses excluding interest	3,489	7,008
Income before taxes on income	2,483	4,405

Taxes on income	603	1,047

Net income	1,880	3,358

Preferred stock dividends and other	122	233

Net Income available to common stockholders[1]	1,758	3,125

Other comprehensive income (loss)	(5,720)	(6,100)
Total comprehensive income	$(3,962)	$(2,975)
Earnings per common shares outstanding – basic (Canadian dollars)	$0.93	$1.67
Earnings per common shares outstanding – diluted (Canadian dollars)	0.93	1.67

[1]

The Bank’s share of net income from the investment in Schwab is based on the published consolidated financial statements of Schwab after converting into Canadian dollars and is subject to adjustments relating to the amortization of certain intangibles.